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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated June 7, 1996, except for
Note 9, as to which the date is October 24, 1996, relating to the financial statements of Fortran Corporation, which report appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

RUBIN, KOEHMSTEDT AND NADLER


Springfield, Virginia
May 1, 1998